SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 27, 2007

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

399 Park Avenue, New York, New York	10043
(Address of principal executive offices)	(Zip Code)

(212) 559-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

1.1
Underwriting Agreement, dated November 19, 2007, among the Company, Citigroup Capital XX and the underwriters named therein, relating to Citigroup Capital XX's 7.875% Enhanced Trust Preferred Securities

4.1	Amended and Restated Declaration of Trust for Citigroup Capital XX

4.2	Capital Replacement Covenant by Citigroup Inc., dated as of November 27, 2007

99.1	Opinion regarding certain tax matters

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2007		CITIGROUP INC.

	By:	/s/ Charles E. Wainhouse
Charles E. Wainhouse
Assistant Treasurer

EXHIBIT INDEX
Exhibit Number	Description

1.1
Underwriting Agreement, dated November 19, 2007, among the Company, Citigroup Capital XX and the underwriters named therein, relating to Citigroup Capital XX's 7.875% Enhanced Trust Preferred Securities

4.1	Amended and Restated Declaration of Trust for Citigroup Capital XX

4.2	Capital Replacement Covenant by Citigroup Inc., dated as of November 27, 2007

99.1	Opinion regarding certain tax matters